ETC CABANA TARGET LEADING SECTOR MODERATE ETF
SCHEDULE OF INVESTMENTS (Unaudited)
July 31, 2026

Exchange-Traded Funds — 99.8%	Shares	Fair Value
Commodity — 7.7%
Goldman Sachs Physical Gold ETF(a)	182,810	$ 7,299,603

Equity — 92.1%
Invesco Nasdaq 100 ETF(b)	101,282	28,692,178
State Street Consumer Staples Select Sector SPDR ETF(b)	321,704	27,360,925
State Street Technology Select Sector SPDR ETF(b)	177,162	31,065,357
		87,118,460

Total Exchange-Traded Funds (Cost $81,957,115)		94,418,063

Total Investments — 99.8%
(Cost $81,957,115)		94,418,063

Other Assets in Excess of Liabilities — 0.2%		175,325

Total Net Assets — 100.0%		$ 94,593,388

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt
(a)	Non-income producing security.
(b)	Represents greater than 25% of the Fund’s total investments. For further financial information, please go to the Securities Exchange Commission's website at https://www.sec.gov.